SUPPLEMENT DATED OCTOBER 15, 2001
                   TO PROSPECTUS DATED MAY 1, 2001 FOR
                  INTEGRITY SMALL-CAP FUND OF FUNDS, INC.

I.  The second paragraph on page 20 is replaced with the following:

FUND SERVICE PROVIDERS
The custodian of the assets of the Fund Wells Fargo Bank Minnesota, NA, Institutional Trust & Custody, MAC# N9310-060, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479. ND Resources, a wholly-owned subsidiary of ND Holdings, is the Fund's transfer agent. As transfer agent, ND Resources performs bookkeeping, data processing, accounting and other administrative services for the operation of the Fund and the maintenance of shareholder accounts.

II. Under "Custodian" on page 22 is replaced with the following:

                                CUSTODIANS
                      Wells Fargo Bank Minnesota, NA
                           (Mutual Fund Accounts)
                      Institutional Trust & Custody
                              MAC# N9310-060
                       801 Nicollet Mall, Suite 700
                           Minneapolis, MN 55479

                       First Western Bank & Trust
                            (Retirement Plans)
                            900 South Broadway
                             Minot, ND 58701


                     SUPPLEMENT DATED OCTOBER 15, 2001
        TO STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2001 FOR
                   INTEGRITY SMALL-CAP FUND OF FUNDS, INC.

I.  The first paragraph on page 18 is replaced with the following:

CUSTODIAN AND TRANSFER AGENT
Wells Fargo Bank Minnesota, NA, Institutional Trust & Custody, MAC# N9310-060, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479, serves as custodian for the Fund's portfolio securities and cash. Similar to the Fund's Investment Adviser and Underwriter, ND Resources, Inc. ("ND Resources" or "Transfer Agent") is a wholly-owned subsidiary of ND Holdings located at 1 North Main, Minot, North Dakota 58703 and is the Fund's Transfer Agent. As Transfer Agent, ND Resources performs many of the Fund's clerical and administrative functions, including providing dividend and distribution functions, administrative agent functions in connection with the issuance, transfer, redemption or repurchase of shares, certain shareholder services, and recordkeeping functions. For its services, the Fund pays ND Resources a monthly fee ranging from .16 of 1% of the net asset value of all the Fund's outstanding shares up to $10 million down to .09 of 1% for net assets in excess of $50 million. ND Resources also provides internal accounting and related services for the Fund, for which it is paid a monthly fee of $2,000 plus 0.05% of the Fund's average daily net assets on an annual basis for the first $50 million down to 0.01% for the net assets in excess of $500 million.